UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2020

HANNOVER HOUSE, INC.

(Exact name of registrant as specified in its charter)

Wyoming	000-28723	91-1906973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

355 N. College Ave
Fayetteville, AR	72701
(Address of principal executive offices)	(Zip Code)

818-481-5277

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

As of the date of this filing, Issuer Hannover House, Inc. (symbol OTC: HHSE) has not yet registered its securities. The company’s stock shares are currently being traded on the OTC Markets Pinksheets Exchange. Issuer is in the process of completing the filing of a Form 10 Registration imminently, after which time, the company’s shares will become registered with the Securities and Exchange Commission.

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

NOT APPLICABLE

Item 1.02 Termination of a Material Definitive Agreement.

NOT APPLICABLE

Item 1.03 Bankruptcy or Receivership.

NOT APPLICABLE

Item 1.04 Mine Safety – Reporting of Shutdowns and Patterns of Violations.

NOT APPLICABLE

Section 2 - Financial Information

NOT APPLICABLE

Item 2.01 Completion of Acquisition or Disposition of Assets.

SEE ITEM 1.01-A above.

Item 2.02 Results of Operations and Financial Condition.

SEE SECTION 9

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

NOT APPLICABLE

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

NOT APPLICABLE

Item 2.05 Costs Associated with Exit or Disposal Activities.

NOT APPLICABLE

Item 2.06 Material Impairments.

NOT APPLICABLE

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

NOT APPLICABLE

Item 3.02 Unregistered Sales of Equity Securities.

NOT APPLICABLE

Item 3.03 Material Modification to Rights of Security Holders.

NOT APPLICABLE

Section 4 - Matters Related to Accountants and Financial Statements.

NOT APPLICABLE

Item 4.01 Changes in Registrant’s Certifying Accountant.

NOT APPLICABLE

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

NOT APPLICABLE

Section 5 - Corporate Governance and Management Item 5.01 Changes in Control of Registrant.

NOT APPLICABLE

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

NOT APPLICABLE

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

NOT APPLICABLE

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

NOT APPLICABLE

Section 5.06 -Change in Shell Company Status.

NOT APPLICABLE

Item 5.07 Submission of Matters to a Vote of Security Holders.

NOT APPLICABLE

Item 5.08 Shareholder Director Nominations

NOT APPLICABLE

Section 6 -Asset-Backed Securities.

NOT APPLICABLE

Item 6.01 ABS Informational and Computational Material.

NOT APPLICABLE

Item 6.02 Change of Servicer or Trustee.

NOT APPLICABLE

Item 6.03 Change in Credit Enhancement or Other External Support.

NOT APPLICABLE

Item 6.04 Failure to Make a Required Distribution.

NOT APPLICABLE

Item 6.05 Securities Act Updating Disclosure.

NOT APPLICABLE

Item 6.06 Static Pool.

NOT APPLICABLE

Section 7 - Regulation FD

NOT APPLICABLE

Item 7.01 Regulation FD Disclosure.

NOT APPLICABLE

Section 8 - Other Events

Item 8.01 Other Events.

Section 9 - Financial Statements and Exhibits

A). Minutes of the Board of Directors Meeting of Dec. 3, 2020, dealing with discussions and actions regarding the Board’s approval of offices and staff in New York and Los Angeles for MYFLIX, as well as approval of other, key employees for the MyFlix streaming venture.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT 1 includes a proforma budget of monthly costs for the MyFlix Streaming Venture.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANNOVER HOUSE, INC.
(Registrant)
Date: December 7, 2020
/s/ Eric F. Parkinson
	By:	ERIC F. PARKINSON
Chairman, C.E.O. & Secretary

EXHIBIT INDEX

Exhibit 1	Description

1	Minutes of the Board of Directors Meeting of Dec. 3, 2020